FIRST AMENDMENT TO
ZAGG INC
AMENDED AND RESTATED 2013 EQUITY INCENTIVE AWARD PLAN

This Amendment (“Amendment”) to the ZAGG Inc Amended and Restated 2013 Equity Incentive Award Plan (the “Plan”), is adopted by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of ZAGG Inc., a Delaware corporation (the “Company”), as of April 15, 2020. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

RECITALS

A.The Company currently maintains the Plan;

B.Pursuant to Section 14.1 of the Plan, the Committee has the authority to amend the Plan in any respect from time to time, subject to certain restrictions; and

C.The Committee desires to amend the Plan as set forth herein.

AMENDMENT

Effective as of the date set forth above, the Plan is hereby amended as follows:

1.Section 10.10. Section 10.10 of the Plan is hereby deleted and replaced in its entirety with the following:

“10.10 Minimum Vesting. Notwithstanding anything to the contrary set forth herein, at the time of grant, no Award will be granted that vests (or, if applicable, is exercisable) until at least twelve (12) months following the date of grant of the Award; provided, however, that shares subject to the following Awards must not meet the foregoing vesting (and, if applicable, exercisability) requirements: (i) up to five percent (5%) of the shares of Stock authorized for issuance under this Plan, and (ii) Awards granted to an Independent Director, including in lieu of or in exchange for cash compensation otherwise payable to such Independent Director.

2.This Amendment shall be and is hereby incorporated in and forms a part of the Plan.

3.Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

[Signature Page Follows]

        IN WITNESS WHEREOF, I hereby certify that the foregoing Amendment was duly adopted by the Compensation Committee of the Board of Directors of ZAGG Inc on the date and year above first written.

ZAGG INC

By: /s/ ABBY BARRACLOUGH
Abby Barraclough
Board Secretary

Date: April 15, 2020

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